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                                                                   Exhibit 10.4

                    AGREEMENT TO PURCHASE MEMBERSHIP INTEREST

        Agreement to Purchase Membership Interest (this "Purchase Agreement"), dated as of March __, 2001, between Linden Nelson and group to be formed ("Purchaser"), and HA-LO Industries, Inc., a Delaware corporation ("Seller").

                                 R E C I T A L S


        WHEREAS, iDentify Licensing Management, LLC has been organized as a Delaware limited liability company (the "LLC");

        WHEREAS, the members of the LLC have entered into that certain Amended and Restated Limited Liability Company Agreement, dated as of November 3, 2000 (as amended and restated, the "LLC Agreement) (capitalized terms used herein shall have the meaning set forth in the LLC Agreement unless otherwise defined herein);

        WHEREAS, Seller is a Member of the LLC and currently the holder of a 30% Membership Interest in the LLC (together with all rights of Seller as a member of the LLC and subject to dilution, the "Transferred Interest");

        WHEREAS, Ford Motor Company, a Delaware corporation ("Ford") is a Member of the LLC and the holder of a 64 2/3% Membership Interest in the LLC;

        WHEREAS, Linden D. Nelson ("Nelson") is a Member of the LLC and the holder of a 5 1/3% Membership Interest in the LLC; and

        WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, 100% of the Transferred Interest upon the terms and subject to the conditions contained herein.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1
                                PURCHASE AND SALE

        1.1 PURCHASE AND SALE. Upon the terms and subject to the conditions hereof, at the Closing (as defined in Section 1.3), Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, all of Seller's right, title and interest in and to the Transferred Interest.

        1.2 PURCHASE PRICE. In consideration for the sale of the Transferred Interest, Purchaser shall pay to Seller the aggregate amount of Twenty Million Dollars ($20,000,000) (the "Purchase Price"). Six Million Dollars ($6,000,000) of the Purchase Price shall be paid in immediately available funds on the date hereof. The remaining Fourteen Million Dollars ($14,000,000) of the Purchase Price shall be payable at the time and in the manner set forth in Section 1.3 hereof (the "Closing Payment").



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        1.3     CLOSING.

                (a) The closing (the "Closing") of the transaction contemplated hereby (the "Transaction") shall take place at the offices of Neal Gerber & Eisenberg, Two North LaSalle Street, Suite 2200, Chicago, Illinois 60602, at 10:00 a.m., local time, on April 2, 2001, or at such other place, at such other time or on such other date prior to April 2, 2001 as the parties may mutually agree. The date on which the closing actually occurs is referred to herein as the "Closing Date".

                (b) At the Closing, Seller shall deliver to Purchaser the following, in each case duly executed and delivered by Seller (the "Seller Closing Documents"):

                        (i) an Assignment of Membership Interest in the form of EXHIBIT A attached hereto and by this reference made a part hereof (the "Assignment"), pursuant to which, among other things, Seller shall convey to Purchaser the Transferred Interest;

                        (ii) the Agreement in the form of EXHIBIT B attached hereto and by this reference made a part hereof (the "Ford Agreement"); and

                        (iii) all other documents as, in the reasonable discretion of Purchaser, are reasonably necessary or desirable to consummate the Transaction.

                (c) At the Closing, Purchaser shall deliver to Seller the following, in each case duly executed by Purchaser and the other parties thereto other than Seller, including Ford, Nelson and the LLC (the "Purchaser Closing Documents"):

                        (i) the Closing Payment in immediately available funds;

                        (ii) the Assignment;

                        (iii) the Ford Agreement; and

                        (iv) all other documents as, in the reasonable discretion of Seller, are necessary or desirable to consummate the Transaction.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

        2.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser at the date hereof as follows:

               (a) STATUS. Seller is a corporation duly incorporated and validly existing under the laws of the state of Delaware with full power, right and authority to execute, deliver and perform this Purchase Agreement.

               (b) AUTHORIZATION; VALIDITY OF AGREEMENT. The execution, delivery and performance of this Purchase Agreement by Seller have been duly authorized by all necessary action on the part of it. This Purchase Agreement has been, and the Seller Closing Documents to


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which Seller is a party will be, duly executed and delivered by Seller. This
Purchase Agreement constitutes, and when so executed and delivered such Seller Closing Documents will constitute, the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

               (c) NO CONFLICT. The execution, delivery and performance of this Purchase Agreement by Seller does not and will not (with the giving of notice and/or the passage of time) violate, conflict with, result in a breach of, loss of rights or creation of a Lien (as defined in Section 2.1(d)) upon the Transferred Interest or require the consent of or filing with any other person or entity (including, but not limited to, any governmental bodies, agencies or instrumentalities) under (i) the certificate of incorporation or bylaws of Seller, (ii) any agreement, commitment or instrument to which Seller is a party or by which Seller or Seller's assets are bound or (iii) any law, ordinance, rule, regulation, order, judgment, decree or the like to which Seller or Seller's assets are subject.

               (d) TITLE TO TRANSFERRED INTEREST. Seller has and, upon conveyance by Seller to Purchaser in accordance with the terms hereof, Purchaser will have good, valid and marketable title to the Transferred Interest, free and clear of all mortgages, liens, pledges, security interests, charges, claims and other encumbrances (collectively, "Liens") other than Liens created by or under that certain Security Agreement, dated November 3, 2000, between Seller and Ford, and Liens created by, under or through Purchaser.

               (e) BROKERAGE. No broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of Seller.

       2.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller at the date hereof as follows:

               (a) STATUS. Purchaser is a _________ duly organized and validly existing under the laws of the state of its organization with full power, right and authority to execute, deliver and perform this Purchase Agreement.

               (b) AUTHORIZATION; VALIDITY OF AGREEMENT. The execution, delivery and performance of this Purchase Agreement by Purchaser have been duly authorized by all necessary action on the part of it. This Purchase Agreement has been, and the Purchaser Closing Documents to which Purchaser is a party will be, duly executed and delivered by Purchaser. This Purchase Agreement constitutes, and when so executed and delivered such Purchaser Closing Documents will constitute, the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with their respective terms.

               (c) NO CONFLICTS. The execution, delivery and performance of this Purchase Agreement by Purchaser do not and will not (with the giving of notice and/or the passage of time) violate, conflict with, result in a breach of, loss of rights or require the consent of or filing with any other person or entity (including, but not limited to, any governmental bodies, agencies or instrumentalities) under (i) the _______________ of Purchaser, (ii) any agreement, commitment or instrument to which Purchaser is a party or by which Purchaser or its assets are


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bound or (iii) any existing law, ordinance, rule, regulation, order, judgment or decree to which Purchaser or its assets are subject.

               (d) FINANCIAL CAPACITY. On the Closing Date, the Purchaser will have sufficient funds on hand to purchase the Transferred Interest on the terms and conditions contemplated by this Purchase Agreement, including without limitation payment of the Closing Payment, and to consummate the transactions contemplated hereby.

               (e) BROKERAGE. No broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of Purchaser.

                                   ARTICLE 3
                              ADDITIONAL AGREEMENTS


       3.1 FURTHER ASSURANCES. At any time and from time to time after the Closing Date, each party shall, without further consideration, execute and deliver to each other party such instruments of transfer and shall take such other action and execute such other documents as such other party may reasonably request in order to consummate the Transaction.

       3.2 EXPENSES. Except as otherwise provided herein, each party shall bear its own expenses incurred in connection with the preparation and negotiation of this Purchase Agreement and with the performance of all obligations required to be performed by it under this Purchase Agreement.

       3.3 SALES TAXES; ETC. Seller shall pay any and all state or local sales or transfer taxes payable in connection with the transfer of the Transferred Interest pursuant to this Purchase Agreement.

                                   ARTICLE 4
                            MISCELLANEOUS PROVISIONS

       4.1 NOTICES. Any notice or other communication required or desired to be given hereunder shall be in writing and shall be given personally, by facsimile transmission, by delivery by a nationally recognized courier service or by pre-paid registered or certified mail, return receipt requested, to the parties as follows:

               If to Seller:

               5980 West Touhy Avenue
               Niles, Illinois 60714
               Attention: Chief Executive Officer
               Facsimile No.:  (847) 647-4932


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               If to Purchaser:

               Linden D. Nelson
               1501 HALO Drive
               Troy, Michigan 48084
               Facsimile No.: 248-458-5100


        Notices hereunder shall be deemed to have been delivered and effective for all purposes hereunder (a) if given by facsimile transmission when such facsimile transmission is transmitted to the facsimile number specified in this section and confirmed answerback is received, (b) if given by registered or certified mail, on the third business day after mailing, or (c) if given by any other means, when delivered at the address specified in this section. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

       4.2 SURVIVAL; ETC. The representations, warranties, covenants and agreements of the parties contained in this Purchase Agreement and the documents delivered pursuant hereto shall survive the consummation of the Transaction forever.

       4.3 WAIVER. Any party may waive compliance by any other with any provision of this Purchase Agreement; provided, however, that no such waiver shall be effective unless in writing signed by the waiving party.

       4.4 BINDING EFFECT. This Purchase Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       4.5 ENTIRE AGREEMENT; MODIFICATION. This Purchase Agreement, including the exhibits attached hereto, contains the entire understanding between the parties with respect to the subject matter hereof and supersedes any prior understandings and/or written or oral agreements between them with respect thereto. This Purchase Agreement may not be modified except in a writing signed by the parties.

       4.6 HEADINGS. The descriptive headings of the articles and sections of this Purchase Agreement are inserted for convenience of reference only and shall not control or affect the meaning, interpretation or construction of any of the provisions hereof.

       4.7 GOVERNING LAW. This Purchase Agreement and its validity, construction and performance shall be governed by and construed and enforced in accordance with the laws of the State of Michigan.

       4.8 COUNTERPARTS. This Purchase Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one document.

                            [SIGNATURE PAGE FOLLOWS]


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        IN WITNESS WHEREOF, the parties hereto have executed this Purchase
Agreement on the date first above written.

                                               SELLER:

                                               HA-LO INDUSTRIES, INC.



                                               By:   /s/ MARC S. SIMON
                                                  -----------------------------
                                                  Its: CEO


                                               PURCHASER:





                                               By:   /s/ LINDEN D. NELSON
                                                  -----------------------------
                                                  Its: for a GROUP to be formed



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                                                                       EXHIBIT A

                        ASSIGNMENT OF MEMBERSHIP INTEREST


        FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, HA-LO Industries, Inc., a Delaware corporation ("Assignor"), does hereby transfer, assign, sell, set over, deliver, and convey unto _____________________________ ("Assignee"), one hundred percent (100%) of its membership interest in iDentify Licensing Management, LLC, a Delaware limited liability company (the "LLC"), together with all of Assignor's other right, title and interest in and to its membership interest in the LLC, including without limitation, all rights and powers of Assignor as a member of the LLC (the "Transferred Interest"). This assignment is made pursuant to that certain Agreement to Purchase Membership Interest dated as of March ___, 2001 (the "Purchase Agreement"), between Assignor and Assignee. This assignment is made subject to the terms and conditions of the limited liability company agreement of the LLC, as the same has been amended from time to time (such limited liability company agreement, as the same has been amended from time to time, the "LLC Agreement").

        IN WITNESS WHEREOF, Assignor has hereunto executed this Assignment of Membership Interest as of the 2nd day of April, 2001.

                                                   ASSIGNOR:

                                                   HA-LO INDUSTRIES, INC.



                                                   By:__________________________
                                                      Its:




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                            ACCEPTANCE AND ASSUMPTION

        Assignee does hereby accept the foregoing assignment and assume all obligations of Assignor under the LLC Agreement in the place and stead of Assignor.

Dated as of April 2, 2001

                                                   ASSIGNEE:





                                                   By:__________________________
                                                      Its:






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                                    CONSENTS

        The undersigned, being the other members of the LLC, do hereby consent to the foregoing assignment and the admission of Assignee as a substitute member of the LLC with respect to the Transferred Interest.

Dated as of April 2, 2001


                                               FORD MOTOR COMPANY



                                               By:_____________________________
                                                  Its:




                                               --------------------------------
                                               Linden D. Nelson